Exhibit 10.1

EXECUTION COPY

PNMAC GMSR ISSUER TRUST,

as Issuer

and

CITIBANK, N.A.,

as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary

and

PENNYMAC LOAN SERVICES, LLC,

as Servicer and Administrator

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

and

PENTALPHA SURVEILLANCE LLC,

as Credit Manager

AMENDMENT NO. 2

Dated as of August 10, 2018

to the

Second Amended and Restated Base Indenture

Dated as of August 10, 2017

This Amendment No. 2 (this “Amendment”) to the Base Indenture  (as defined below) is entered into as of August 10, 2018,  by and among PNMAC GMSR ISSUER TRUST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), CITIBANK, N.A. (“Citibank”), a national banking association, in its capacity as Indenture Trustee (the “Indenture Trustee”), and as Calculation Agent, Paying Agent and Securities Intermediary (in each case, as defined herein), PENNYMAC LOAN SERVICES, LLC, a limited liability company organized under the laws of the State of Delaware (“PLS”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), a Delaware limited liability company, as an administrative agent (the “Administrative Agent”), and is  acknowledged by PENTALPHA SURVEILLANCE LLC, a Delaware limited liability company (“Pentalpha”) as credit manager.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Existing Base Indenture (as defined below).

W I T N E S S E T H:

WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the Administrator, the Servicer, the Administrative Agent and the Credit Manager are parties to that certain Second Amended and Restated Base Indenture, dated as of August 10, 2017 (as amended by that certain Amendment No. 1 dated as of February 28, 2018, and as may be further restated, supplemented, or otherwise modified from time to time, the “Existing Base Indenture”);

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Base Indenture be amended to reflect certain agreed upon revisions to the terms of the Existing Base Indenture;

WHEREAS, pursuant to Section 12.1(b) of the Existing Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent (in its sole and absolute discretion) may amend the Existing Base Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of the Existing Base Indenture, without the consent of any of the Noteholders or any other Person, upon (i) delivery of an Issuer Tax Opinion, (ii) delivery to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future, and (iii) each Note Rating Agency currently rating the Outstanding Notes confirms in writing to the Indenture Trustee that such amendment will not cause a Ratings Effect on any Outstanding Notes;

WHEREAS, pursuant to Section 12.3 of the Existing Base Indenture, the Issuer shall also deliver to the Indenture Trustee an Opinion of Counsel stating that the execution of such amendment to the Existing Base Indenture is authorized and permitted by the Existing Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”), and pursuant to Section 1.3 of the Existing Base Indenture, the Issuer will furnish to the Indenture Trustee (1) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Base Indenture relating to the proposed action have been complied with and (2) except as provided below, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and

WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Trust is a party, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met.

NOW THEREFORE, in consideration of the premises and mutual agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree as follows:

SECTION 1.  Amendments to the Existing Base Indenture.

(a)        Section 1.1 of the Existing Base Indenture is hereby amended by deleting the definitions of “Cumulative Default Supplemental Fee Shortfall Amount,” and “Cumulative Step-Up Fee Shortfall Amount”  in their entirety and replacing them with the following:

Cumulative Default Supplemental Fee Shortfall Amount:  For each Payment Date and each Class of Notes, any portion of the Default Supplemental Fee (including the Cumulative Default Supplemental Fee Shortfall Amount for that Class for a previous Payment Date as set forth in the definition of “Default Supplemental Fee”) that has not been paid, if any, plus accrued and unpaid interest at the applicable Note Interest Rate plus the Default Supplemental Fee Rate on such shortfall from the Payment Date on which the shortfall first occurred through but excluding the current Payment Date.

Cumulative Step-Up Fee Shortfall Amount:  For each Payment Date and each Class of Notes, any portion of the Step-Up Fee (including the Cumulative Step-Up Fee Shortfall Amount for that Class for a previous Payment Date as set forth in the definition of “Step-Up Fee”) that has not been paid, if any, plus accrued and unpaid interest at the applicable Note Interest Rate and plus the Step-Up Fee Rate on such shortfall from the Payment Date on which the shortfall first occurred through but excluding the current Payment Date.

(b)        Section 1.1 of the Existing Base Indenture is hereby amended by adding the definition of “Fiduciary” in its proper alphabetical order as follows:

Fiduciary:  As defined in Section 6.5(k).

(c)        Section 6.5(k) of the Existing Base Indenture is hereby amended and restated in its entirety as follows:

(k)        ERISA Restrictions.  Neither the Note Registrar nor the Indenture Trustee shall register the Transfer of any Definitive Notes unless the prospective transferee has delivered to the Indenture Trustee and the Note Registrar a certification to the effect that either (i) it is not, and is not acquiring, holding or transferring the Notes, or any interest therein, or on behalf of, or using assets of, an “employee benefit plan” as defined in Section 3(3) of ERISA, a plan described in section 4975(e)(1) of the Code, an entity which is deemed to hold the assets of any such employee benefit plan or plan pursuant to 29 C.F.R. Section 2510.3-101 as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”), which employee benefit plan, plan or entity is subject to Title I of ERISA or section 4975 of the Code, or a governmental, non-U.S. or church plan which is subject to any U.S. federal, state, local or other law that is substantially similar to Title I of ERISA or section 4975 of the Code (“Similar Law”) (collectively, an “Employee Benefit Plan”), or (ii) (A) as of the date of transfer or purchase, it believes that such Notes are properly treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulations and agrees to so treat such Notes and (B) the transferee’s acquisition, holding or disposition of the Notes or any interest therein will satisfy the requirements of Prohibited Transaction Class Exemption (“PTCE”) 84-14 (relating to transactions effected by a qualified professional asset manager), PTCE 90-1 (relating to investments by insurance company pooled separate accounts), PTCE 91-38 (relating to investments in bank collective investment funds), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 96-23 (relating to transactions directed by an in-house professional asset manager) or the statutory prohibited transaction exemption for service providers set forth in Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code or a similar class or statutory exemption and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or section 4975 of the Code (or, in the case of a governmental, non-U.S. or church plan subject to such Similar Law, will not violate any such Similar Law).  In the case of any Book-Entry Note, each transferee of such Note or any beneficial interest therein by virtue of its acquisition of such Note will be deemed to represent either (i) or (ii) above.  Further, each transferee of a Note or any beneficial interest therein that is an employee benefit plan, plan or entity is subject to Title I of ERISA or section 4975 of the Code shall be deemed to represent and warrant that (i) none of the Issuer, PLS, CSCIB or any of their respective affiliates has provided any investment advice within the meaning of Section 3(21) of ERISA (and regulations thereunder) to such transferee, or to any fiduciary or other person making the decision to invest the assets of such transferee (“Fiduciary”), in connection with its acquisition of the Note (unless an applicable prohibited transaction exemption is available to cover the purchase or holding of the Note or the transaction is not otherwise prohibited), and (ii) the Fiduciary is exercising its own independent judgment in evaluating the investment in the Note.

SECTION 2.  Consent.  Each of the Issuer, the Noteholder, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby consents to this Amendment.

SECTION 3.   Authorization and Direction.  The Indenture Trustee is hereby authorized and directed to execute (i) that certain Second Amended and Restated Acknowledgment Agreement, dated as of August 10, 2018, among the Indenture Trustee, PLS and Ginnie Mae (the “Acknowledgment Agreement”), (ii) that certain Amendment No. 1 to the Amended and Restated

Series 2016-MSRVF1 Indenture Supplement, dated as of August 10, 2018, among the Issuer, the Indenture Trustee, PLS, as Administrator and Servicer, the Administrative Agent and consented by Credit Suisse AG, Cayman Islands Branch, as Noteholder, and (iii) any other documents related to the issuance of the Series 2018-GT2 Term Notes.

SECTION 4.   Conditions to Effectiveness of this Amendment.  This Amendment shall become effective upon the latest to occur of the following:

(a)        the execution and delivery of this Amendment by all parties hereto;

(b)        prior notice to each Note Rating Agency that is presently rating any Outstanding Notes and each Note Rating Agency currently rating the Outstanding Notes confirms in writing to the Indenture Trustee that this Amendment will not cause a Ratings Effect on any Outstanding Notes;

(c)        the delivery of an Authorization Opinion;

(d)        the delivery of an Issuer Tax Opinion;

(e)        the Administrative Agent shall have provided its prior written consent to this Amendment;

(f)        the Issuer shall have furnished to the Indenture Trustee (1) an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Existing Base Indenture relating to the proposed action have been complied with and (2) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and

(g)        the delivery of an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met;

SECTION 5.   No Default; Representations and Warranties.  PLS and the Issuer each hereby represents and warrants to the Indenture Trustee and the Administrative Agent that as of the date hereof it is in compliance with all the terms and provisions set forth in the Existing Base Indenture on its part to be observed or performed and remains bound by the terms thereof, and that no Event of Default has occurred or is continuing on the date hereof, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Existing Base Indenture.

SECTION 6.   Single Agreement.  Except as expressly amended and modified by this Amendment, all of the terms and conditions of the Existing Base Indenture remain in full force and effect and are hereby reaffirmed.

SECTION 7.   Successors and Assigns.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 8.   Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9.   GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS BASE INDENTURE, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 10.   Counterparts.  This Amendment may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 11.  Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (formerly known as Christiana Trust) (“WSFS”), not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

PNMAC GMSR ISSUER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:	/s/ Jeff Everhart

Name:	Jeff Everhart

Title:	Vice President

[PNMAC GMSR ISSUER TRUST – Amendment No. 2 to Second A&R Base Indenture]

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and not in its individual capacity

By:	/s/ Valerie Delgado

Name:	Valerie Delgado

Title:	Senior Trust Officer

[PNMAC GMSR ISSUER TRUST – Amendment No. 2 to Second A&R Base Indenture]

PENNYMAC LOAN SERVICES, LLC, as Servicer and as Administrator

By:	/s/ Pamela Marsh

Name:	Pamela Marsh

Title:	Managing Director, Treasurer

[PNMAC GMSR ISSUER TRUST – Amendment No. 2 to Second A&R Base Indenture]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch

Name:	Dominic Obaditch

Title:	Vice President

[PNMAC GMSR ISSUER TRUST – Amendment No. 2 to Second A&R Base Indenture]

ACKNOWLEDGED AND AGREED TO BY:

PENTALPHA SURVEILLANCE LLC, as Credit Manager

By:	/s/ James Callahan

Name:	James Callahan

Executive Director and Solely as an Authorized Signatory

[PNMAC GMSR ISSUER TRUST – Amendment No. 2 to Second A&R Base Indenture]